--------------------------------------------------------------------------------
     Evergreen Total Return Fund's cumulative total return (Class Y, no-load shares) since our annual report on January 31, 1995, through July 31, was +13.84%*. At this writing, the Fund's calendar year-to-date total return is +19.93%. An assumed $10,000 investment in the Fund at inception on September 7, 1978, would have grown to $94,339 by July 31, 1995, providing an average annual compounded rate of return of +14.18%. The Fund's average annual compounded rates of return for the 1, 5, and 10-year periods ended July 31, 1995, were +13.62%, +9.94% and +9.95%, respectively.

     Our  strategy  aims at  providing  the  protection  against  the effects of inflation which may not be available in bond investments. By investing in undervalued equities which on average have yields more than double that of the S&P 500 Reinvested Index**, we are implementing this strategy. During the six-month period under review, the Fund (Class Y, no-load shares) sustained its high and continuous income flow while aiming for significant capital appreciation, through investment primarily in undervalued, quality equities or convertible securities. A minimum cash distribution of $1.08 per share (Class Y, no-load) has been paid for each of the last nine years. The Fund (Class Y, no-load shares) has been given an "A" rating for down market performance for the down market periods from June, 1983, through June, 1995, by Forbes Magazine in its semi-annual fund survey in the August 28, 1995 issue. The Fund has been given an "A" rating by Forbes during each of the past eight years. The beta for the Fund, a statistical measurement of volatility, of .6 is substantially lower than that of the S & P 500 of 1.0. (For additional performance information, please see the fourth page of this letter.)

MERGERS AND ACQUISITIONS

     Since its inception, investment in undervalued issues and consolidating fields has been a strategic thrust for the Fund. A total of 96 mergers or acquisitions of Fund holdings have been completed as of July 31, 1995, with an average gain of 53.2%. Once again, there is a broadening of mergers and acquisition activity in many industries. Since the first of the year, mergers and acquisitions have continued at a heady pace. U.S. companies are flush with cash flow from the three years of solid profit growth. Business Week recently reported that the low dollar in 1995 has motivated the foreign companies to boost their acquisitions of U.S. companies by nearly $12 billion, to more than $39 billion, in the first half of the year. The first half of 1995 broke records for announced mergers and acquisitions, according to Investment Dealers' Digest.

     This year, we have seen consolidation in the banking and thrift sector continue at a rapid pace. Illustratively, in March, Comerica, Inc. acquired University Bank and Trust Co., one of our holdings, for a gain to the portfolio of 41% (held almost 2 years). This brings our total number of completed bank and thrift acquisitions to 27 since inception of the Fund with an average gain of 58.6%. At the end of July, banks represented the Fund's largest sector investment.

     Consolidation is occurring in other industries as well. The proposed communications bill has prompted a number of merger and acquisition announcements in the broadcasting field. Cost and margin pressures are prompting merger and acquisitions in health care products and services companies and among traditional retailers. Most recently, electric utilities have moved into the
--------------------------------------------------------------------------------
FIGURES REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS

* Performance figures include reinvestment of income dividends and capital gain distributions, if any. Investment return and principal value will fluctuate. Investors' shares, when redeemed, may be worth more or less than their original cost.

**  Unmanaged index of selected securities.
                                                                            8/95

--------------------------------------------------------------------------------

consolidation phase. In August, PECO Energy Co. made a takeover offer for PP&L Resources, a significant Fund holding. The deregulation now occurring in the electric utility industry is creating pressure to reduce cost structure through synergies. This will probably prompt more utilities to make acquisition or merger proposals. We believe the Fund is well positioned to benefit from these new and accelerated merger trends.

PORTFOLIO

     Banks were the best performing group in the portfolio for the six-month period under review, with an actual as-weighted performance of +24.7%. The boom in mergers in the bank industry contributed to the good performance of bank stocks. In addition, banks generally reported sustained earnings growth with net interest margins maintained during this declining interest rate environment. Many banks were also buying back stock which helped their stock prices. Thrifts also had a good performance for similar reasons.

     Our largest bank purchase during the first half of the fiscal year was Banker's Trust, which has appreciated 33% since purchase in March. We had purchased this stock with a 7% yield after it declined over one third in price when investors became concerned about recent operating reversals. When the stock fell below book value, we judged it to be undervalued with a strong business franchise and prospects for recovery.

     Health care products and services stocks were also positively impacted by improved earnings and, in some cases, by acquisition possibilities looming on the horizon. Of particular note was the realized gain of 65% from the partial sale of Shared Medical System, held one year and ten months.

     Convertible issues also contributed positively to the Fund's performance during the six-month period. Most notable was the 43% increase in the National Semiconductor $3.25 Convertible Preferred, the 34% increase in Ceridian Corp. 5-1/2% Convertible Preferred and the 25% increase in the Philippine Long Distance 7% GDS Convertible Preferred+. These issues have benefited from the strong growth trend of worldwide capital spending on technology. In the Philippines, spending on telephone infrastructure had previously lagged world averages. The present government is now committed to upgrading telecommunications to foster economic growth.

     Concerns about effects of deregulation on the electric utility business contributed to underperformance of the sector until recently. The slowdown in consumer spending dampened the performance of several of our retail issues and consumer products and services companies. Fortunately, even though auto sales declined, our new position in Chrysler Corp. provided good appreciation, especially when Kirk Kerkorian, the billionaire investor, attempted to wrest control of the company.

        The biggest sector shift for the portfolio was our net commitment of over $40 million of new monies to the real estate sector, raising the Fund's real estate holdings from 7.0% of net assets to 11.8% as of July 31. We purchased these issues after observing that real estate issues had lagged the market since the last quarter of 1994. As it became evident that the Federal Reserve was shifting from a stance of tightening interest rates to one of easing, we reasoned the economics would improve for these stocks. We found the apartment real estate investment trusts were particularly attractive as demand for rental housing has caught up with, and is projected to exceed, supply in many areas of the U.S.

--------------------------------------------------------------------------------
+ Internatioaal investing may involve certain additional risks such as currency fluctuations and political instability.

OUTLOOK

     Currently, the economy appears to be on a slow growth course with the advantage of low inflation, the goal aimed at by the Federal Reserve with its policy of tightening interest rates from February, 1994, to February, 1995. As the economy began to sag and reported inflation seemed under control, the Federal Reserve reversed policy and lowered interest rates by one-quarter percent at its July 6 policy meeting. We believe a likely course for the rest of 1995 is for the Federal Reserve to take a cautious approach, with the aim to facilitate domestic stability without weakening the dollar.

     We have discussed our strategic investments of undervalued special situations and those which we believe will benefit from merger and acquisition activity. As we proceed in the second half of our fiscal year, our investment group is broadening its strategic search for other changes which will produce additional growth prospects. At a historically high point in the stock market, we think it is important to be rooted in value issues coupled with yield. These two factors will help us to weather any downturn which may develop in the market.

     We recognize the needs of Evergreen Total Return Fund's investors and remain dedicated to our efforts to sustain both current income and capital appreciation.

                                   Sincerely,


Stephen A. Lieber                   Nola Maddox Falcone
Chairman                            President
Evergreen Asset                     Evergreen Asset
Management Corp.                    Management Corp.


September 26, 1995
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            PERFORMANCE AT A GLANCE

                                    PERFORMANCE FOR PERIODS ENDED JULY 31, 1995*


                                       CLASS Y    CLASS A  CLASS B    CLASS C
                                       SHARES      SHARES   SHARES     SHARES
                                       -------    -------  -------    -------
    6-month  total return              +13.8%      +8.4%     +8.4%     +12.4%
   12-month  total return              +13.6%      +8.2%     +8.1%     +12.1%
    5-year average annual
      compound return                   +9.9%      +8.9%     +9.6%      +9.8%
   10-year average annual
      compound return                  +10.0%      +9.4%     +9.9%      +9.9%
   Average annual compound return
      since  inception  on  9/7/78     +14.2%     +13.9%    +14.2%     +14.1%

--------------------------------------------------------------------------------
FIGURES REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS.

* Performance figures include reinvestment of income dividends and capital gain distributions, if any. Investment return and principal value will fluctuate. Investors' shares, when redeemed, may be worth more or less than their original cost.

Effective 1/3/95, the Fund adopted a multi-class distribution arrangement to issue additional classes of shares, designated as Class A, Class B and Class C. The Fund's performance for its Class A shares (subject to a maximum front-end sales charge of 4.75%), its Class B shares (subject to a maximum contingent deferred sales charge of 5%) and its Class C shares (subject to a 1% contingent deferred sales charge within the first year of purchase) for the period prior to 1/3/95, has been calculated based on the performance of the existing no-load (Class Y) shares as adjusted for any front-end or back-end sales charges. Performance data prior to 1/3/95 does not reflect any 12b-1 fees, and if reflected, the returns would be lower. Performance data beginning from 1/3/95 reflects actual performance including 12b-1 fees.

The Fund may incur 12b-1 expenses up to an annual maximum of .75 of 1% of its aggregate average daily net assets attributable to Class A shares, 1% of its aggregate average daily net assets attributable to each its Class B and Class C shares. For the foreseeable future, however, management intends to limit such payments on the Class A shares to .25 of 1% of the Fund's aggregate average daily net assets.

The adviser is currently waiving a portion of the expenses for the Fund's Class A, B and C shares. Had expenses not been absorbed, returns for Class A, B, and C shares would have been lower.

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS
July 31, 1995 (Unaudited)

COMMON STOCKS -- 62.0%            SHARES         VALUE
                                  ------         -----
AUTOMOTIVE EQUIPMENT
& MANUFACTURING -- 4.0%
Chrysler Corp.                   468,000   $  22,815,000
Ford Motor Co.                   552,600      15,956,325
                                           -------------
                                              38,771,325
                                           -------------
BANKS -- 9.6%
Amsouth Bancorporation           111,900       3,930,488
BancorpSouth, Inc.                71,000       2,875,500
Bankers Trust New York Corp.     458,500      29,573,250
Barnett Banks, Inc.                2,200         122,100
Boatmen's Bancshares, Inc.        21,000         763,875
CB Bancshares, Inc.              164,000       4,838,000
CCB Financial Corp.               94,850       4,244,538
Citizens Bancorp                  72,000       2,214,000
Deposit Guaranty Corp.           140,000       5,460,000
F & M National Corp.             110,807       1,786,763
First of America Bank Corp.        4,900         201,513
First Tennessee National Corp.    10,000         492,500
First Virginia Banks, Inc.       155,500       5,986,750
Firstbank of Illinois Co.          7,500         204,375
Firstmerit Corp.                   5,600         151,200
Interchange Financial
  Services Corp.*                135,200       2,687,100
Jefferson Bankshares, Inc.       278,251       5,982,397
Magna Group, Inc.                160,000       3,610,000
Meridian Bancorp, Inc.           320,000      12,320,000
One Valley Bancorp of
  West Virginia, Inc.             10,000         307,500
Susquehanna Bancshares, Inc.      49,500       1,274,625
United Bankshares, Inc.            3,500         102,375
USBanCorp, Inc.                  107,320       2,683,000
                                           -------------
                                              91,811,849
                                           -------------
CHEMICALS -- 0.8%
Imperial Chemical Industries
  PLC-ADR                        156,100       7,863,538
                                           -------------
CONSUMER PRODUCTS
& SERVICES -- 3.0%
ADT, Inc.+                       452,772       5,433,264
Flexsteel Industries, Inc.       229,804       2,700,197
Heinz (H.J.) Co.                 200,200       8,683,675
Kellwood Co.                     201,900       3,937,050
Knape & Vogt Manufacturing Co.   250,640       4,104,230
Oxford Industries, Inc.          186,300       3,376,688
Russ Berrie & Co., Inc.           41,700         604,650
                                           -------------
                                              28,839,754
                                           -------------

ENERGY -- 2.1%
CMS Energy Corp.*                394,700       7,055,263
Elf Aquitaine-ADR                 14,100         551,663
Equitable Resources, Inc.        272,700       7,567,425
YPF Sociedad Anonima-ADR         300,000       5,212,500
                                           -------------
                                              20,386,851
                                           -------------
FINANCE & INSURANCE -- 2.2%
Hartford Steam Boiler Inspection
  & Insurance Co.                395,200      17,586,400
Provident Life & Accident Insurance
  Co. of America Cl. B           141,600       3,309,900
                                           -------------
                                              20,896,300
                                           -------------
HEALTH CARE PRODUCTS
& SERVICES -- 6.7%
ADAC Laboratories                728,000       9,737,000
Bristol-Myers Squibb Co.         374,700      25,947,975
Schering-Plough Corp.            217,800      10,127,700
Shared Medical Systems Corp.     102,500       4,266,563
Warner-Lambert Co.               153,600      12,902,400
Zeneca Group PLC-ADR              30,000       1,601,250
                                           -------------
                                              64,582,888
                                           -------------
INDUSTRIAL, COMMERCIAL GOODS
& SERVICES -- 1.0%
Automated Security Holdings
  PLC-ADR+                     1,076,274       1,345,342
Dun & Bradstreet Corp.           151,300       8,510,625
Lindberg Corp.                    47,800         322,650
                                           -------------
                                              10,178,617
                                           -------------
REAL ESTATE -- 11.8%
Bay Apartment Communities, Inc.  125,000       2,484,375
Burnham Pacific Properties, Inc. 155,000       2,208,750
Chelsea GCA Realty, Inc.         174,100       4,831,275
Columbus Realty Trust            522,000      10,048,500
DeBartolo Realty Corp.         1,051,200      15,111,000
Equity Residential Properties
  Trust                          250,200       7,380,900
Evans Withycombe Residential,
  Inc.                            63,900       1,230,075
Factory Stores of America, Inc.  170,400       3,748,800
Gables Residential Trust         430,200       9,464,400
Glimcher Realty Trust             66,100       1,412,888
HGI Realty, Inc.*                513,552      12,774,606
Irvine Apartment Communities,
  Inc.                           138,500       2,423,750
Kranzco Realty Trust*            611,700      11,316,450
Security Capital Pacific Trust    39,591         717,587
Simon Property Group, Inc.       604,100      14,800,450
South West Property Trust, Inc.  336,000       4,032,000
Trinet Corporate Realty Trust,
  Inc.                           171,900       4,770,225
Tucker Properties Corp.          364,700       4,102,875
                                           -------------
                                             112,858,906
                                           -------------

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS
July 31, 1995 (Unaudited) (continued)

COMMON STOCKS -- (continued)      SHARES         VALUE
                                  ------         -----
RETAILING -- 2.8%
Jacobson Stores, Inc.             55,500   $     603,562
K Mart Corp.                     167,600       2,639,700
Mercantile Stores Co., Inc.      217,600      10,145,600
Penney (J.C.) Co., Inc.          233,000      11,271,375
Strawbridge & Clothier Cl. A     128,475       2,408,906
                                           -------------
                                              27,069,143
                                           -------------
THRIFT INSTITUTIONS -- 0.6%
CFX Corp.                         94,386       1,592,764
Eagle Financial Corp.             30,800         669,900
People's Savings Financial
  Corp.*                         149,000       2,942,750
Washington Federal Savings
  & Loan Association of Seattle   17,050         370,838
                                           -------------
                                               5,576,252
                                           -------------
UTILITIES-ELECTRIC -- 11.8%
Atlantic Energy, Inc.            455,400       8,311,050
Commonwealth Energy System         9,900         365,062
FPL Group, Inc.                  402,500      15,395,625
Houston Industries, Inc.         245,600      10,745,000
LG & E Energy Corp.              194,600       7,516,425
PP & L Resources, Inc.           431,100       8,298,675
Public Service Enterprise
  Group, Inc.                    335,000       9,296,250
SCECorp                          727,500      12,458,437
Texas Utilities Co.              391,300      13,255,287
TNP Enterprises, Inc.            515,000       8,433,125
Unicom Corp.                     494,500      13,722,375
Washington Water Power Co.       351,800       5,452,900
                                           -------------
                                             113,250,211
                                           -------------
UTILITIES -- GAS -- 1.2%
Brooklyn Union Gas Co.           162,000       3,948,750
New Jersey Resources Corp.        30,900         733,875
Nicor, Inc.                       91,100       2,311,662
Piedmont Natural Gas Co., Inc.   213,600       4,245,300
                                           -------------
                                              11,239,587
                                           -------------
UTILITIES -- TELEPHONE -- 2.9%
BCE, Inc.                        185,800       5,783,025
Southern New England
  Telecommunications, Corp.      500,700      17,148,975
Telecom Corp. of New Zealand
  Ltd.                            12,400         795,150
Telefonos de Mexico,
  S.A. de C.V.-ADR++             117,800       3,887,400
                                           -------------
                                              27,614,550
                                           -------------
OTHER SECURITIES-- 1.5%                       13,995,200
                                           -------------
TOTAL COMMON STOCKS
  (COST $623,444,384)                        594,934,971
                                           -------------

CONVERTIBLE PREFERRED
STOCKS -- 21.3%                   SHARES         VALUE
                                  ------         -----
BANKS -- 3.5%
Barnett Banks, Inc.
  $4.00 Cumulative Cv Pfd
  Series C                       193,200      13,717,200
Firstar Corp.
  $1.75 Cumulative Cv Pfd
  Series D                       112,500       4,190,625
Hudson Chartered Bancorp, Inc.
  7.25% Cv Pfd Series B           39,500         464,125
ONBANCorp, Inc.
  6.75% Cv Pfd Series B          351,971       9,591,209
Second Bancorp Inc.
  $1.50 Cumulative Cv Pfd
  Series A-1                      75,000       2,137,500
Union Planters Corp.
  8.00% Cumulative Cv Pfd
  Series E                        96,200       3,415,100
                                           -------------
                                              33,515,759
                                           -------------
BUILDING & CONSTRUCTION -- 0.2%
Southdown, Inc.
  $2.875 Cumulative Cv Pfd
  Series D                        56,500       2,429,500
                                           -------------

BUSINESS EQUIPMENT
& SERVICES -- 1.4%
Ceridian Corp.
  5.50% Cumulative Cv
  Exchangeable Pfd
  Depositary Shares               30,000       2,767,500
General Motors Corp. Cl. E
  $3.25 Cv Pfd Depositary Shares
  Series C                        85,100       5,361,300
National Semiconductor Corp.
  $3.25 Cv Pfd                    54,000       5,292,000
                                           -------------
                                              13,420,800
                                           -------------
CHEMICALS -- 1.5%
Atlantic Richfield Co.
  9.00% Cumulative Cv Pfd        546,500      14,892,125
                                           -------------

ELECTRICAL EQUIPMENT
& ELECTRONICS -- 1.8%
Westinghouse Electric Corp.
  $1.53 Cumulative Cv Pfd
  Series B                       700,000       9,975,000
Westingtonhouse Electric Corp.
  $1.30 Cumulative Cv Pfd
  Series C                       500,000       7,065,000
                                           -------------
                                              17,040,000
                                           -------------

--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED
STOCKS -- (CONTINUED)             SHARES         VALUE
                                  ------         -----
ENERGY -- 2.3%
Valero Energy Corp.
  $3.125 Cumulative Cv Pfd       129,700  $    6,403,937
Unocal Corp.
  7.00% Cumlative Cv Pfd         295,000      15,726,450
                                           -------------
                                              22,130,387
                                           -------------
HEALTH CARE PRODUCTS
& SERVICES -- 2.3%
Beverly Enterprises, Inc.
  $2.75 Cumulative Cv Pfd        104,300       5,958,137
FHP International Corp.
  5.00% Cumulative
  Cv Pfd Series A                617,000      15,887,750
                                           -------------
                                              21,845,887
                                           -------------
METAL PRODUCTS & SERVICES -- 5.1%
Freeport-McMoRan
  Copper & Gold, Inc.
  Cv Pfd Depositary Shares
  5.00% Series A                 741,900      19,011,187
  7.00% Exchangeable             715,400      19,852,350
Magma Copper Co.
  Cumulative Cv Pfd
  5.625% Series D                  6,000         392,250
  6.00% Series E                 137,400       9,480,600
                                           -------------
                                              48,736,387
                                           -------------
PAPER & PACKAGING -- 1.0%
Stone Container Corp.
  $1.75 Cumlative Cv Pfd
  Series E                       400,000       9,800,000
                                           -------------
PUBLISHING, BROADCASTING
& ENTERTAINMENT -- 0.3%
AMC Entertainment, Inc.
  $1.75 Cumulative Cv Pfd         88,000       2,596,000
                                           -------------
THRIFT INSTITUTIONS -- 0.5%
Washington Mutual Savings Bank
  $6.00 Noncumulative Cv
  Perpetual Pfd Series D          47,400       4,799,250
                                           -------------
TRANSPORTATION -- 0.4%
Burlington Northern, Inc.
  6.25% Cumulative
  Cv Pfd Series A                 47,800       3,537,200
                                           -------------
UTILITIES -- TELEPHONE -- 1.0%
Philippine Long Distance
  Telephone Co.
  7.00% Series III
  Cumulative Cv Pfd
  Global Depositary Shares       147,500       9,145,000
                                           -------------
TOTAL CONVERTIBLE PREFERRED STOCKS
   (COST $194,304,726)                       203,888,295
                                           -------------

CONVERTIBLE DEBENTURES -- 7.4%    SHARES         VALUE
                                  ------         -----
BANKS -- 0.2%
Magna Group, Inc.
  8.75% Due 11/01/98          $1,500,000     $ 1,537,500
                                           -------------

BUILDING & CONSTRUCTION -- 1.0%
Cemex, S.A. de C.V.
  4.25% Due 11/01/97**         3,100,000       2,511,000
Continental Homes Holding Corp.
  6.875% Due 03/15/02          4,000,000       3,700,000
Medusa Corp.
  6.00% Due 11/05/03           3,270,000       3,270,000
                                           -------------
                                               9,481,000
                                           -------------
BUSINESS EQUIPMENT
& SERVICES -- 0.4%
3Com Corp.
  10.25% Due 11/01/01          2,000,000       2,745,000
Seagate Technology, Inc.
  6.75% Due 05/01/12           1,000,000       1,090,000
                                           -------------
                                               3,835,000
                                           -------------
CONSUMER PRODUCTS
& SERVICES -- 1.1%
Fieldcrest Cannon, Inc.
  6.00% Due 03/15/12           7,427,000       6,090,140
Michael Stores, Inc.
  4.75% Due 01/15/03           5,000,000       4,675,000
                                           -------------
                                              10,765,140
                                           -------------
FINANCE & INSURANCE -- 0.2%
EQUITABLE CO., Inc.
  6.125% Due 12/15/24          2,000,000       2,120,000

HEALTH CARE PRODUCTS
& SERVICES -- 0.2%
Beverly Enterprises, Inc.
  7.625% Due 03/15/03          1,335,000       1,298,287
Maxxim Medical, Inc.
  6.75% Due 03/01/03             950,000         952,375
                                           -------------
                                               2,250,662
                                           -------------
INDUSTRIAL, COMMERCIAL GOODS
& SERVICES -- 1.4%
Avnet, Inc.
  6.00% Due 04/15/12             560,000         681,800
General Signal Corp.
  5.75% Due 06/01/02           5,500,000       5,775,000
Interface, Inc.
  8.00% Due 09/15/13           7,180,000       7,108,200
                                           -------------
                                              13,565,000
                                           -------------

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS
JULY 31, 1995 (UNAUDITED)

CONVERTIBLE DEBENTURES          PRINCIPAL
-- (CONTINUED)                     AMOUNT          VALUE
                               ----------          -----
METAL PRODUCTS & SERVICES -- 0.8%
Quanex Corp.
  6.88% Due 06/30/07          $ 8,305,000  $   8,118,138
                                           -------------
PUBLISHING, BROADCASTING
& ENTERTAINMENT -- 1.9%
Time Warner, Inc.
  8.75% Due 01/10/15          17,295,000      18,051,656
                                           -------------
TELECOMMUNICATION SERVICES
& EQUIPMENT -- 0.2%
Jones Intercable, Inc.
  7.50% Due 06/01/07           1,600,000       1,680,000
                                           -------------
TOTAL CONVERTIBLE DEBENTURES
  (COST $71,562,230)                          71,404,096
                                           -------------
SHORT-TERM INVESTMENTS -- 9.1%
U.S. GOVERNMENT & AGENCY
OBLIGATIONS -- 5.5%
Federal Farm Credit Banks
  5.70% Due 08/17/95           9,700,000       9,675,427
Federal Home Loan
  Mortgage Association
  5.63% Due 08/01/95           8,700,000       8,700,000
Federal National
  Mortgage Association
  5.65% to 5.66%
  Due 08/15/95 to 08/23/95    34,400,000      34,290,351
                                           -------------
                                              52,665,778
                                           -------------
COMMERCIAL PAPER -- 3.6%
BMW U.S. Capital Corp.
  5.73% to 5.74%
  Due 08/21/95 to 09/25/95     7,900,000       7,860,328
Dresdner U.S. Finance, Inc.
  5.72% Due 08/17/95           7,300,000       7,281,442
Golden Managers
  Acceptance Corp.
  5.75% Due 08/30/95          12,800,000      12,740,713
Commercial paper
-- (continued)
National Rural Utilities
  Cooperative Finance Corp.
  5.72% Due 08/25/95           4,600,000  $    4,582,459
Raytheon Co.
  5.71% Due 08/08/95           2,000,000       1,997,779
*                                          -------------
                                              34,462,721
                                           -------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $87,128,499)                          87,128,499
                                           -------------
TOTAL INVESTMENTS
  (COST $976,439,839)               99.8%    957,355,861

OTHER ASSETS AND LIABILITIES -- NET   .2       1,984,681
                                   -----   -------------
TOTAL NET ASSETS                   100.0%   $959,340,542
                                   -----   =============

ADR-American Depositary Receipts.
  +Non-income producing.
  *Investment in non-controlled affiliates-holdings over 5% of outstanding voting securities. During the six months ended July 31, 1995, the Fund recognized $1,123,408 in dividend income.
 **Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 1995, these securities amounted to $2,511,000 or .3% of total net assets.
 ++Common stock with the following covered call options outstanding:

                           Shares
                           Subject    Exercise   Expiration
                           to Call      Price       Date           Value
                           -------    --------   ----------        -----
Telefonos de Mexico,
  S.A. de C.V.-ADR ......  58,900        $35       8/18/95       $ 29,450
Telefonos de Mexico,
  S.A. de C.V.-ADR ......  58,900         35      11/17/95        128,402
                                                                 --------
Total covered call options
  (premiums received $319,080)                                   $157,852
                                                                 ========
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1995 (UNAUDITED)




ASSETS:
   Investments at market value (identified cost $976,439,839)      $957,355,861
   Receivable for investment securities sold                         11,509,742
   Dividends and interest receivable                                  4,860,093
   Receivable for Fund shares sold                                      142,955
   Receivable from Adviser                                               14,953
   Prepaid expenses                                                      60,751
--------------------------------------------------------------------------------
    Total assets                                                    973,944,355
--------------------------------------------------------------------------------
LIABILITIES:
   Due to custodian bank                                                246,294
   Payable for investment securities purchased                       11,664,488
   Payable for Fund shares repurchased                                1,283,689
   Covered call options written at market value (premium
      received $319,080)                                                157,852
   Accrued advisory fee                                                 801,626
   Accrued expenses                                                     449,864
--------------------------------------------------------------------------------
    Total liabilities                                                14,603,813
--------------------------------------------------------------------------------
NET ASSETS:
   Paid-in capital                                                1,021,125,705
   Accumulated net realized loss on investment transactions         (46,136,692)
   Undistributed net investment income                                3,274,317
   Net unrealized depreciation of investments                       (18,922,788)
--------------------------------------------------------------------------------
    Net assets                                                     $959,340,542
--------------------------------------------------------------------------------

CALCULATION OF NET ASSET VALUE PER SHARE:
   CLASS A SHARES
   Net asset value per share
   ($1,964,371/102,860 shares of beneficial interest outstanding)        $19.10
   Sales charge--4.75% of offering price                                    .95
                                                                         ------
   Maximum offering price                                                $20.05
                                                                         ======
   CLASS B SHARES
   Net asset value per share
   ($5,034,624/264,194 shares of beneficial interest outstanding)        $19.06
                                                                         ======
   CLASS C SHARES
   Net asset value per share
   ($148,130/7,775 shares of beneficial interest outstanding)            $19.05
                                                                         ======
   CLASS Y SHARES
   Net asset value per share
   ($952,193,417/49,850,943 shares of beneficial interest outstanding)   $19.10
                                                                         ======
================================================================================
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JULY 31, 1995 (UNAUDITED)

INVESTMENT INCOME:
 Income:
Dividends (net of foreign withholding taxes of $326,575)             $31,700,613
Interest                                                               2,647,581

 Total income                                                         34,348,194

EXPENSES:
   Advisory fee                                      $4,691,811
   Distribution fee-Class A shares                        1,178
   Distribution and shareholder services
     fees-Class B shares                                 12,932
   Distribution and shareholder services
     fees-Class C shares                                    421
   Transfer agent fee                                   609,671
   Custodian fee                                        114,050
   Reports and notices to shareholders                  112,700
   Registration and filing fees                          56,696
   Professional fees                                     55,877
   Trustees' fees and expenses                           33,788
   Interest                                              31,633
   Insurance                                             15,081
   Other                                                 30,813
                                                     ----------
                                                      5,766,651
   Less expense reimbursement                           (29,242)
                                                     ----------
    Total expenses                                                     5,737,409
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 28,610,785
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments:
   Net realized gain on investments                                    2,701,405
   Net decrease in unrealized depreciation of investments             91,780,502
--------------------------------------------------------------------------------
Net gain on investments                                               94,481,907
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $123,092,692
================================================================================
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
                                                  SIX MONTHS
                                                     ENDED         TEN MONTHS
                                                 JULY 31, 1995        ENDED
                                                  (UNAUDITED)   JANUARY 31, 1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                         $  28,610,785    $  48,729,584
   Net realized gain (loss) on investments           2,701,405      (47,796,906)
   Net decrease in unrealized depreciation of
     investments                                    91,780,502       18,363,029
--------------------------------------------------------------------------------
    Net increase in net assets resulting
       from operations                             123,092,692       19,295,707
 -------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
       Class A shares                                 (27,978)             --
       Class B shares                                 (68,077)             --
       Class C shares                                  (2,344)             --
       Class Y shares                             (27,701,582)      (60,967,416)
--------------------------------------------------------------------------------
Total distributions from net investment
  income                                           (27,799,981)     (60,967,416)
--------------------------------------------------------------------------------
IN EXCESS OF NET INVESTMENT INCOME
    Class A shares                                      (3,490)            --
    Class B shares                                     (10,856)            --
    Class C shares                                        (437)            --
--------------------------------------------------------------------------------
        Total distribution in excess of net
          investment income                            (14,783)            --
--------------------------------------------------------------------------------
NET REALIZED GAINS ON INVESTMENTS-CLASS Y SHARES            --      (13,895,906)
--------------------------------------------------------------------------------
Total distribution to shareholders                 (27,814,764)     (74,863,322)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
    Net decrease resulting from Fund share
      transactions                                 (78,326,158)     (66,784,811)
--------------------------------------------------------------------------------
    Net increase (decrease)  in net assets          16,951,770     (122,352,426)
NET ASSETS:
   Beginning of year                               942,388,772    1,064,741,198
--------------------------------------------------------------------------------
   End of period (including undistributed net
     investment income of $3,274,317 and
     $2,478,296, respectively)                    $959,340,542     $942,388,772
================================================================================
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1995 (UNAUDITED)

NOTE 1--ORGANIZATION

  The Evergreen Total Return Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. On September 21, 1994, the Fund's Trustees approved a change in the Fund's accounting and tax year-end from March 31 to January 31.

NOTE 2--ISSUANCE OF MULTIPLE CLASSES OF SHARES

  On January 3, 1995, the Fund adopted a multiple class distribution program and created three new classes of shares designated Class A, Class B and Class C shares. The then existing shares of the Fund were designated Class Y (no-load) shares. Class A shares are offered with a front-end sales charge of 4.75% which will be reduced on purchases in excess of $100,000. Class B shares are offered with a contingent deferred sales charge payable when shares are redeemed which would decline from 5% to zero over a seven year period (after which it is expected that they will convert to Class A shares). Class C shares are offered with a contingent deferred sales charge of 1% on shares redeemed during the first year of purchase. All four classes of shares have identical voting, dividend, liquidation and other rights, except that certain classes bear different distribution expenses (see Note 5) and have exclusive voting rights with respect to their distribution plan.


NOTE 3--SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   SECURITY VALUATION: Portfolio securities that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Such securities not traded on the valuation date are valued at the mean between the bid and asked price.
   Unlisted securities for which market quotations are readily available are valued at a price quoted by one or more brokers. Debt securities (other than short-term obligations) are normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the value of such securities. Securities for which no quotations are readily available, are valued at fair value as determined in good faith by the Trustees. Short-term obligations purchased with maturities of 60 days or less are stated at amortized cost which approximates market value. Cost of securities is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes.

   FEDERAL TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute timely all of its taxable income and net capital gains to its shareholders. Therefore, no Federal income or excise tax provision is required.

   At January 31, 1995, the Fund had a net capital loss carryover of approximately $22,833,000 which will be available through January 31, 2003 to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that this carryover is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

   DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-distribution date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment

--------------------------------------------------------------------------------
   income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as distributions of paid-in capital.

   ALLOCATION OF EXPENSES: Expenses specifically identifiable to a class of shares are charged to that class. Other expenses common to the Fund are primarily allocated to the classes in the Fund in proportion to net assets.

   OTHER: Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis.

NOTE 4--ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  the adviser, an affiliate of Lieber & Company, is the investment adviser to the Fund and also furnishes the Fund with administrative services. The Adviser, which is an indirect, wholly-owned subsidiary of First Union Corporation, succeeded on June 30, 1994 to the advisory business of the same name but under different ownership. The Adviser is entitled to a fee, accrued daily and paid monthly, for the performance of its services based on a percentage of the Fund's daily net assets as shown in the table below which was effective July 1, 1995. Advisory fees calculated for the period February 1, 1995 through June 30, 1995 were accrued daily at the rate of 1% of daily net assets.

 Advisory Fee         Daily Net Assets
 -----------          ----------------
 1.00%. ...........   on the first $750 million
  .90%. ...........   on the next $250 million
  .80%. ...........   on assets in excess of $1 billion

  For the six months ended July 31, 1995, the Adviser voluntarily reimbursed Class A, Class B, and Class C shares for certain class specific expenses in the amount of $10,214 for each of the Class A and Class C shares and $8,814 for Class B shares. The Adviser may, at its discretion, revise or cease these voluntary reimbursements at any time.

  Total operating expenses of the Fund, exclusive of taxes, interest, brokerage fees, 12b-1 distribution and shareholder services fees and extraordinary expenses are subject to the most restrictive of state expense limitations, as may be amended from time to time, under the rules and regulations of states where the Fund is authorized to sell its shares. If in any fiscal year such operating expenses exceed the most restrictive limitation then in effect, the Adviser will reimburse the Fund for the amount of such excess. Such amount, if any, will be calculated daily and credited on a monthly basis. For the six months ended July 31, 1995 the Fund's expenses did not exceed the most restrictive limitation in effect.

  Lieber & Company is the investment sub-adviser to the Fund and also provides brokerage services with respect to substantially all security transactions of the Fund effected on the New York or American Stock Exchanges. For transactions executed during the six months ended July 31, 1995, the Fund incurred brokerage commissions of $1,491,577 with Lieber & Company. For the six months ended July 31, 1995, Lieber & Company was reimbursed by the Adviser, at no additional expense to the Fund, for its cost of providing investment advisory services to the Adviser.

NOTE 5--DISTRIBUTION AND SHAREHOLDER SERVICES FEES

  The Fund has adopted for each if its Class A, Class B and Class C shares, a Distribution Plan (the "Plans") pursuant to Rule 12b-1 under the Act. Under the terms of the Plans, the Fund may incur distribution-related and shareholder servicing-related expenses which may not exceed, as a percentage of average

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

daily net assets on an annual basis, .75 of 1% of Class A shares and 1% for both Class B and Class C shares. The payments under the Class A Plan will be voluntarily limited to .25 of 1%.

  In connection with the Plans, the Fund has entered into a distribution agreement with Evergreen Funds Distributor, Inc. ("EFD"), a subsidiary of Furman Selz Incorporated, whereby the Fund will compensate EFD for its services at a rate which may not exceed, as a percentage of average daily net assets on an annual basis, .25 of 1% for Class A shares and .75 of 1% for both Class B and Class C shares. Such fees are accrued daily and paid monthly. The Agreement provides that EFD will use such fees to finance activities that promote the sale of Class A, Class B and Class C shares.

  A portion of the payments under the Class B and Class C Plans, up to .25 of 1% of average daily net assets may constitute a shareholder services fee. EFD has entered into a Shareholder Services Agreement with First Union Brokerage Services ("FUBS"), an affiliate of the Adviser, whereby EFD will compensate FUBS for certain services provided to shareholders and/or for the maintenance of shareholder's accounts relating to the Fund's Class B and Class C shares. Such fees are accrued daily and paid monthly.

NOTE 6--PORTFOLIO TRANSACTIONS

  Cost of purchases and proceeds from sales of investments, other than short-term obligations, aggregated $639,237,445 and $755,943,500, respectively, for the six months ended July 31, 1995.

  The aggregate cost of investments owned at July 31, 1995, for Federal income tax purposes is $976,493,965 due to sales of certain portfolio securities on which losses are deferred for Federal income tax purposes. Gross unrealized appreciation and depreciation of securities was $41,395,111 and $60,533,215, respectively, resulting in net unrealized depreciation for Federal income tax purposes of $19,138,104.

NOTE 7--FINANCING AGREEMENT

  The Fund has a financing agreement with State Street Bank and Trust Company (the "Bank"), which provides the Fund with a line of credit, in the aggregate amount of the lesser of $50,000,000 or 5% of the value of the Fund's net assets, to be accessed for temporary or emergency purposes. Borrowings under the line bear interest at 1% above the Bank's cost of funds as set periodically by the Bank and are secured by securities pledged by the Fund. During the six months ended July 31, 1995, the Fund had borrowings outstanding for 15 days under the line of credit and incurred $31,633 in interest charges related to these borrowings. The Fund's average amount of debt outstanding during the period aggregated $869,613 at a weighted average interest rate of 7.33%. The Fund had no outstanding borrowings at July 31, 1995.

NOTE 8--SHARES OF BENEFICIAL INTEREST

  There is an unlimited number of $.001 par value shares of beneficial interest authorized, divided into four classes, designated Class A, Class B, Class C and Class Y shares. Transaction in shares of beneficial interest were as follows:

                                SIX MONTHS ENDED
                                  JULY 31, 1995
                                   (UNAUDITED)
------------------------------------------------------
                               SHARES         DOLLARS
------------------------------------------------------
CLASS A
Shares sold                   102,750       $1,877,757
Shares issued on reinvestment
   of distributions             1,537           28,981
Shares redeemed                (8,334)        (158,018)
------------------------------------------------------
  Net increase                 95,953       $1,748,720
------------------------------------------------------
CLASS B
Shares sold                   232,187       $4,234,243
Shares issued on reinvestment
   of distributions             3,895           71,833
Shares redeemed                (6,569)        (122,256)
------------------------------------------------------
  Net increase                229,513       $4,183,820
------------------------------------------------------
CLASS C
Shares sold                     6,471         $118,260
Shares issued on reinvestment
   of distributions               125            2,289
Shares redeemed                  (211)          (3,718)
------------------------------------------------------
  Net increase                  6,385         $116,831
------------------------------------------------------
CLASS Y
Shares sold                 1,101,390      $19,936,194
Shares issued on reinvestment
  of distributions          1,375,880       24,934,752
Shares redeemed            (7,126,540)    (129,246,475)
------------------------------------------------------
  Net decrease             (4,649,270)    ($84,375,529)
------------------------------------------------------
TOTAL NET DECREASE RESULTING
 FROM FUND SHARE
 TRANSACTIONS              (4,317,419)    ($78,326,158)
======================================================


                                 TEN MONTHS ENDED
                                 JANUARY 31, 1995
------------------------------------------------------
                               SHARES         DOLLARS
------------------------------------------------------
CLASS A*
Shares sold                     6,908         $119,191
Shares redeemed                    --               --
------------------------------------------------------
  Net increase                  6,908         $119,191
------------------------------------------------------
CLASS B*
Shares sold                    34,681         $598,442
Shares redeemed                    --               --
------------------------------------------------------
  Net increase                 34,681         $598,442
------------------------------------------------------
CLASS C*
Shares sold                     1,391          $23,953
Shares redeemed                    --               --
------------------------------------------------------
  Net increase                  1,391          $23,953
------------------------------------------------------
CLASS Y
Shares sold                2,744,616       $49,305,685
Shares issued on reinvestment
   of distributions         3,880,023       68,046,447
Shares redeemed           (10,340,626)    (184,878,529)
------------------------------------------------------
  Net decrease             (3,715,987)    ($67,526,397)
------------------------------------------------------
TOTAL NET DECREASE
  RESULTING FROM FUND
  SHARES TRANSACTIONS      (3,673,007)    ($66,784,811)
======================================================

* For Class A, Class B and Class C, the Fund share transaction activity reflects the period from commencement of class operations, January 3, 1995 through January 31, 1995.


-----------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS




                                  CLASS A SHARES                 CLASS B SHARES                 CLASS C SHARES
                            ---------------------------    ---------------------------    ---------------------------
                           Six Months    For the Period    Six Months   For the Period    Six Months   For the Period
                              Ended      January 3, 1995*     Ended     January 3, 1995*     Ended     January 3, 1995*
                          July 31, 1995     through      July 31, 1995     through      July 31, 1995     through
PER SHARE DATA             (unaudited)  January 31, 1995   (unaudited) January 31, 1995   (unaudited) January 31, 1995
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of year           $17.28         $17.09          $17.28         $17.09          $17.27         $17.09

Income from investment
  operations:
  Net investment income          .49            .02             .48            .02             .48            .01
  Net realized and
    unrealized gain (loss)
    on investments              1.87            .17            1.80         .17               1.80         .17
-----------------------------------------------------------------------------------------------------------------------
      Total from investment
        operations              2.36            .19            2.28         .19               2.28         .18
-----------------------------------------------------------------------------------------------------------------------
Less distributions
   to shareholders from:
  Net investment income         (.51)            --            (.50)            --            (.49)            --
  In excess of net
    investment income           (.03)            --              --             --            (.01)            --
-----------------------------------------------------------------------------------------------------------------------
      Total distributions       (.54)            --            (.50)            --            (.50)            --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of
  period                      $19.10         $17.28          $19.06         $17.28          $19.05         $17.27
=======================================================================================================================

TOTAL RETURN                   13.8%           1.1%           13.4%           1.1%           13.4%           1.1%
RATIOS &
SUPPLEMENTAL DATA

Net assets, end of period
  (in millions)                $1,965           $119           $5,035         $599             $148            $24
Ratios to average net assets:
  Expenses++                    1.34%(a)       1.45%           2.09%(a)       2.23%           2.08%(a)       2.22%
  Net investment income++       5.91%(a)       4.09%           5.22%(a)       3.23%           5.51%(a)       2.68%
Portfolio turnover rate**         71%           151%              71%          151%             71%           151%
=======================================================================================================================

  *Commencement of class operations.
 **Portfolio turnover rate is not annualized. For the period January 3, 1995 through January 31, 1995, the rate is calculated for the ten month period ended January 31, 1995.
  +Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
 ++Annualized. Due to the recent commencement of their offering, the ratios for Class A, Class B and Class C shares are not necessarily comparable to that of the Class Y shares, and are not necessarily indicative of future ratios.
(a)Net of voluntary expense reimbursements. If the Fund had borne all expenses that were assumed by the Adviser, the annualized ratios of expenses and net investment income (loss) to average daily net assets would be 3.51% and 3.74%, respectively, for Class A shares, 2.77% and 4.54%, respectively, for Class B shares and 26.12% and (18.53%), respectively, for Class C shares.
See accompanying notes to financial statements.


-----------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
CLASS Y SHARES
                                        SIX MONTHS     TEN MONTHS
                                           ENDED          ENDED
                                       JULY 31, 1995   JANUARY 31,                   YEAR ENDED MARCH 31,
                                                                     ---------------------------------------------------------------
PER SHARE DATA                           (UNAUDITED)      1995*        1994         1993         1992         1991         1990
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year         $ 17.28      $ 18.29      $ 20.90      $ 18.82      $ 18.12      $ 18.26      $ 17.92
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                       .56          .87         1.08         1.11         1.08         1.02         1.07
   Net realized and unrealized
     gain (loss) on investments               1.80         (.55)       (1.41)        2.51          .70         (.08)         .36
------------------------------------------------------------------------------------------------------------------------------------
       Total from investment
         operations                           2.36          .32         (.33)        3.62         1.78          .94         1.43
------------------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
   Net investment income                      (.54)       (1.08)       (1.08)       (1.08)       (1.08)       (1.08)       (1.09)
   Net realized gains                         --           (.25)       (1.20)        (.46)        --           --           --
------------------------------------------------------------------------------------------------------------------------------------
       Total distributions                    (.54)       (1.33)       (2.28)       (1.54)       (1.08)       (1.08)       (1.09)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $ 19.10      $ 17.28      $ 18.29      $ 20.90      $ 18.82      $ 18.12      $ 18.26
====================================================================================================================================
TOTAL RETURN+                                13.8%         1.9%        (2.1)%       20.2%        10.2%         5.8%         7.9%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
   (in millions)                            $  952       $  942       $1,065       $1,142       $1,032       $1,151       $1,292

Ratios to average net assets:
   Expenses                                   1.22%++    1.24% ++       1.18%        1.18%        1.21%        1.23%        1.18%
   Net investment income                      6.08%++      5.70%++      5.29%        5.65%        5.73%        5.90%        5.64%
Portfolio turnover rate**                       71%         151%         106%         164%         137%         137%          89%
====================================================================================================================================

* On September 21, 1994, the Fund's Trustees approved a change in the Fund's fiscal year end from March 31 to January 31. ** Portfolio turnover rate is calculated for the periods indicated and is not annualized.
+ Total return is calculated for the periods indicated and is not annualized. ++Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
EVERGREEN FAMILY OF FUNDS

DOMESTIC GROWTH FUNDS
U.S. Real Estate Equity Fund
Aggressive Growth Fund
Limited Market Fund
Evergreen Fund

INTERNATIONAL/GLOBAL GROWTH FUNDS
Global Real Estate Equity Fund
Emerging Markets Growth Fund
International Equity Fund

GROWTH AND INCOME FUNDS
Growth & Income Fund
Value Fund
Total Return Fund
Evergreen Foundation Fund
Balanced Fund
American Retirement Fund

SPECIALTY GROWTH AND INCOME FUNDS
Small Cap Equity Income Fund
Tax Strategic Foundation Fund
Utility Fund

INCOME FUNDS
U.S. Government Fund
Fixed Income Fund

STATE TAX-FREE FUNDS
Florida High Income Municipal Bond Fund
Florida Municipal Bond Fund
Georgia Municipal Bond Fund
North Carolina Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund

TAX FREE FUNDS
High Grade Tax Free Fund
Short-Intermediate Municipal Fund-California
Short-Intermediate Municipal Fund

MONEY MARKET FUNDS
Money Market Fund
Tax Exempt Money Market Fund
Treasury Money Market Fund

          TRUSTEES
          Laurence B. Ashkin
          Foster Bam
          James S. Howell
          Robert J. Jeffries
          Gerald M. McDonnell
          Thomas L. McVerry
          William Walt Pettit
          Russell A. Salton, III, M.D.
          Michael S. Scofield

          INVESTMENT ADVISER
          Evergreen Asset Management Corp.
          2500 Westchester Avenue
          Purchase, New York 10577

          CUSTODIAN & TRANSFER AGENT
          State Street Bank and Trust Company

          INDEPENDENT ACCOUNTANTS
          Ernst & Young LLP

          LEGAL COUNSEL
          Sullivan & Worcester

          DISTRIBUTOR
          Evergreen Funds Distributor, Inc.


          The investment adviser to the Evergreen Funds is Evergreen Asset Management Corp., which is wholly owned by First Union National Bank of North Carolina. Investments in the Evergreen Funds are not endorsed or guaranteed by First Union, are not deposits or other obligations of First Union, are not insured or otherwise protected by the U.S. Government, the FDIC or any other government agency and involve investment risks, including possible loss of principal.

          The Evergreen Funds are sponsored and distributed by Evergreen Funds Distributor, Inc. which is independent of Evergreen and First Union.

          The financial information included herein is taken from the records of the Fund without examination by the Fund's independent accountants, who do not express an opinion thereon.


          EVERGREEN TOTAL RETURN FUND
          2500 Westchester Avenue
          Purchase, New York 10577                      #536731


EVERGREEN
TOTAL RETURN FUND


SEMI-ANNUAL REPORT       [LOGO]
JULY 31, 1995